                                                                     EXHIBIT 4.1



   (Number)                     (LIGHTFIRST LOGO)                    (Shares)

     LFI                                                           COMMON STOCK
COMMON STOCK


                                 LIGHTFIRST INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


        THIS CERTIFIES THAT








        IS THE RECORD HOLDER OF

         FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.001
                             PAR VALUE PER SHARE, OF

                                 LIGHTFIRST INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated:




/s/ MARTIN P. GILMORE            (SEAL)                /s/ MARTIN P. GILMORE

     SECRETARY                                                PRESIDENT
                                                     AND CHIEF EXECUTIVE OFFICER




  CUSIP 53224A 10 6

   SEE REVERSE FOR
 CERTAIN DEFINITIONS





COUNTERSIGNED AND REGISTERED:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

                (NEW JERSEY)                    TRANSFER AGENT
                                                 AND REGISTRAR


                                BY

                                       AUTHORIZED SIGNATURE

                                LIGHTFIRST INC.


     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, so far as the same shall have been fixed, and of the authority of the Board of Directors to designate and fix any preferences, rights and limitations of any wholly unissued series. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                         UNIF GIFT MIN ACT            Custodian
TEN ENT -- as tenants by the entireties                                   -------------------------------
JT TEN  -- as joint tenants with right of                                     (Cust)             (Minor)
           survivorship and not as tenants                                under Uniform Gifts to Minors
           in common                                                      Act
                                                                          -------------------------------
                                                                                        (State)

                                                        UNIF GIFT MIN ACT       Custodian (until age     )
                                                                          -------------------------------
                                                                              (Cust)

                                                                                  under Uniform Transfers
                                                                          -------------------------------
                                                                              (Minor)

                                                                          To Minors Act
                                                                                       ------------------
                                                                                             (State)


     Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

----------------------------------



----------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)



--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                          Shares
--------------------------------------------------------------------------
of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
     ---------------------------------

                                      X
                                       -----------------------------------------


                                      X
                                       -----------------------------------------
                                       THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                       CORRESPOND WITH THE NAME(S) AS WRITTEN
                               NOTICE: UPON THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed






By
  -----------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.